SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 9, 2002




                             OPAL TECHNOLOGIES, INC.
                  ---------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   33-18834-LA
                             -----------------------
                            (Commission file number)

          Nevada                                       87-0306464
-------------------------------           -----------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation)

        21st Floor, Morrison Commercial Building, 31 Morrison Hill Road,
                               Wanchai, Hong Kong
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  (Corrected)
                                011-852-2517-7674
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                  Unit 2810, 28/F, Shun Tak Centre, West Tower,
                      200 Connaught Road Central, Hong Kong
                  ---------------------------------------------
                   (Former name or former address, if changed
                               since last report)

Item 5.  Other Events

         On January 9, 2002, the Board of Directors accepted the resignation of Eric Cheng as President, Chief Executive Officer and Director and elected Thomas Chen as the new President and Chief Executive Officer. The current board is comprised of Thomas Chen, Terence Tse, Michael Botts and James Shane. In addition, the Company moved its corporate headquarters to the 21st Floor, Morrison Commercial Building, 31 Morrison Hill Road, Wanchai, Hong Kong.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    OPAL TECHNOLOGIES,  INC.

                                                    By: /s/ Thomas Chen
                                                       ------------------------
                                                       Thomas Chen, President



Date: January 14, 2002